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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 2 to Registration Statement No. 333-81440 of Apex Mortgage Capital, Inc. on Form S-3 of our report dated February 9, 2001, appearing in the Annual Report on Form 10-K of Apex Mortgage Capital, Inc. for the year ended December 31, 2000 and to the reference to us under the heading "Experts" in the related Prospectus and Prospectus Supplement.

Los Angeles, California
February 12, 2002

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Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT